UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2024

FIGS, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40448	46-2005653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2834 Colorado Avenue, Suite 100
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (424) 300-8330

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	FIGS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.
On August 8, 2024, FIGS, Inc. (the “Company”) announced its financial results for the three and six months ended June 30, 2024. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).
Item 7.01 Regulation FD Disclosure.
Financial Highlights Presentation
On August 8, 2024, the Company posted a financial highlights presentation to the “Investor Relations” portion of its website at ir.wearfigs.com/financials/quarterly-results.
Share Repurchase Authorization

On August 8, 2024, the Company issued a press release announcing that its Board of Directors (the “Board”) has authorized a share repurchase program for up to $50.0 million of the Company’s outstanding Class A common stock, with no expiration date. Repurchases under the share repurchase program may be made from time to time through, without limitation, open market purchases or through privately negotiated transactions and/or structured repurchase agreements with third parties, block purchases or derivative contracts, and/or pursuant to Rule 10b5-1 trading plans, subject to market conditions, applicable securities laws and other legal requirements and relevant factors. Open market repurchases will be structured to occur in accordance with applicable federal securities law, including within the pricing and volume requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The share repurchase program does not obligate the Company to acquire any particular amount of Class A common stock, and may be modified, suspended or terminated at any time, without prior notice. The timing, manner, price and amount of any repurchases will be determined at the Company’s discretion, subject to business, economic and market conditions and other factors. Repurchases under the program are expected to be funded from existing cash and cash equivalents. The full text of the press release announcing the share repurchase program is furnished as Exhibit 99.1 to this Report.
The information in Items 2.02 and 7.01 of this Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.
Forward Looking Statements
This Report contains various forward-looking statements about the Company within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on current management expectations, and which involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such forward-looking statements. All statements contained in this Report that do not relate to matters of historical fact should be considered forward-looking. These forward-looking statements generally are identified by the words “anticipate”, “believe”, “contemplate”, “continue”, “could”, “estimate”, “expect”, “forecast”, “future”, “intend”, “may”, “might”, “opportunity”, “outlook”, “plan”, “possible”, “potential”, “predict”, “project,” “should”, “strategy”, “strive”, “target”, “will” or “would”, the negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. These forward-looking statements address various matters, including the Company’s share repurchase program, all of which reflect the Company’s expectations based upon currently available information and data. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, the Company’s actual results, performance or achievements may differ materially from those expressed or implied by the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. The following important factors and uncertainties, among others, could cause actual results, performance or achievements to differ materially from those described in these forward-looking statements: the Company’s ability to maintain its historical growth; the Company’s ability to maintain profitability; the Company’s ability to maintain the value and reputation of its brand; the Company’s ability to attract new customers, retain existing customers, and to maintain or increase sales to those customers; the success of the Company’s marketing efforts; the Company’s ability to maintain a strong community of engaged customers and Ambassadors; negative publicity related to the Company’s marketing efforts or use of social media; the Company’s ability to successfully develop and introduce new, innovative and updated products; the competitiveness of the market for healthcare apparel; the Company’s ability to maintain its key employees; the Company’s ability to attract and retain highly skilled team members; risks associated with expansion into, and conducting business in, international markets; changes in, or disruptions to, the Company’s shipping arrangements; the successful operation of the Company’s distribution and warehouse management systems; the Company’s ability to accurately forecast customer demand, manage its inventory, and plan for future expenses; the impact of changes in consumer confidence, shopping behavior and consumer spending on demand for the Company’s products; the impact of macroeconomic trends on the Company’s operations; the Company’s reliance on a limited number of third-party suppliers; the fluctuating costs of raw materials; the Company’s failure to protect proprietary, confidential or sensitive information or personal customer data, or risks of cyberattacks; the Company’s failure to protect its intellectual property rights; the fact that the operations of many of the Company’s suppliers and vendors are subject to additional risks that are beyond its control; and other risks, uncertainties, and factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 to be filed with the Securities and Exchange Commission (“SEC”), the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 28, 2024, and the Company’s other periodic filings with the SEC. The forward-looking statements in this Report speak only as of the time made and the Company does not undertake to update or revise them to reflect future events or circumstances.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1*	Press Release of the Company, dated August 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	This exhibit related to Item 2.02 shall be deemed to be furnished, and not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIGS, INC.
Date:	August 8, 2024	By:	/s/ Kevin Fosty
		Name:	Kevin Fosty
		Title:	Interim Chief Financial Officer